SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: December 31, 2001

SERVICE MERCHANDISE COMPANY, INC.
(Debtor-in-Possession as of March 27, 1999)

(Exact name of registrant as specified in its charter)

Tennessee	1-9223	62-0816060

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 Service Merchandise Boulevard, Brentwood, TN	37027

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (615) 660-6000

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
PARTIAL MONTHLY REPORT-1/27/02
PARTIAL MONTHLY REPORT-2/24/02

Item 5.	Other Events

     I.     Service Merchandise Adopts Modified Reporting to Securities and Exchange Commission.

     On January 4, 2002, Service Merchandise Company, Inc. (the “Company”) announced that it would cease continuing business operations, beginning with the commencement of going-out-of-business sales at more than 200 stores in 32 states on January 19, 2002, subject to approval by the Bankruptcy Court. On January 18, 2002, the Bankruptcy Court approved various forms of relief requested by the Company including (a) the proposed conduct of the going-out-of-business sales and the Company’s selection of a consultant to assist with these sales and (b) extension of the Company’s exclusive periods within which to file and solicit acceptances of a plan of liquidation under which the Company’s existing shareholders would not receive any distribution. The Company’s going-out-of-business sales were completed and all but one of its stores closed as of March 27, 2002. The Company intends to file a plan of liquidation with the Bankruptcy Court by September 30, 2002.

     The Company has determined that it is in the best interests of the Company to adopt modified reporting to the Securities and Exchange Commission (the “SEC”). Until the completion of its anticipated liquidation, the Company intends to file with the SEC (i) the monthly operating reports, including the final report upon liquidation to be filed with Bankruptcy Court, as exhibits to Current Reports on Form 8-K, no later than fifteen days after such reports are submitted to and/or filed with the United States Bankruptcy Court for the Middle District of Tennessee, (the “Bankruptcy Court”); (ii) Current Reports on Form 8-K disclosing (a) material events relating to the liquidation, and (b) the likelihood of any liquidation payments being made to security holders of the Company; (iii) Current Reports on Form 8-K disclosing the amounts of any liquidation payments, including expenses; and (iv) a final report on Form 8-K, together with a Form 15 terminating its obligation to file reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), upon completion of the anticipated liquidation. Except as described above, the Company intends to make filings other than those on Forms 10-K and 10-Q as required by the Exchange Act. However, there can be no assurance the Company will be able to file such reports with the SEC within the anticipated time frames or at all.

     The Company reached its decision to cease filing annual and quarterly reports and to adopt modified reporting in light of its intention to liquidate, its limited resources, its inability to continue filing such reports without unreasonable effort and expense, its belief that modified reports will provide adequate information to interested parties and other factors.

     II.     Service Merchandise Files Operating Reports.

     The Company has filed (1) the remaining portion of its monthly operating report for the period commencing December 31, 2001 and ended January 27, 2002 (the “Finished Operating Report”); and (2) a monthly operating report for the period commencing January 28, 2002 and ended February 24, 2002 (the “Complete Operating Report”) (collectively, the “Operating Reports”) with the Bankruptcy Court in connection with its voluntary petitions for reorganization under Chapter 11 of title 11 of the United States Bankruptcy Code in Case No. 399-02649, a copy of which is attached hereto as Exhibit 99.

     The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports. The Operating Reports contain unaudited information, and are in a format prescribed by the applicable bankruptcy laws. The financial statements and schedules related to the Company included in the Operating Reports have not been prepared on a liquidation basis in accordance with generally accepted accounting principles (“GAAP”). Preparation of the financial statements and schedules on a liquidation basis of accounting would result in material adjustments to the financial statements and schedules. Consequently, no representation is made regarding the sufficiency of the financial statements and schedules. The Company cautions readers not to place undue reliance on the financial statements and schedules contained herein.

     There can be no assurance that the Operating Reports are complete in all material respects. The Operating Reports also contain information for periods which may be shorter or otherwise different from those contained in standard reports filed pursuant to the Exchange Act. Moreover, the Operating Reports and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company’s performance or its anticipated liquidation or anticipated distributions that may not be realized and are subject to significant business, judicial, economic and competitive uncertainties and potential contingencies, including those described in this report, many of which are beyond the Company’s control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized. Actual results may differ materially from that contemplated in any forward-looking statement and the Company undertakes no obligation to update or revise any such statement or Operating Report.

     The results of the Company’s planned liquidation and related distributions and the Company’s liquidity, capital resources and results of operations are subject to a number of risks and uncertainties including, but not limited to, the following: matters affecting the timing and amounts of anticipated distributions to creditors; the ability of the Company to successfully conduct going-out-of-business sales, sell its real estate assets, maximize asset value and control expenses; the ability of the Company to comply with the terms of the DIP to Exit Facility; the ability of the Company to reduce its workforce and related expenses and to achieve anticipated cost savings; potential adverse developments with respect to the Company’s activities; competitive pressures from other retailers, including specialty retailers and discount stores, which may affect the effectiveness of the planned liquidation; trends in the economy as a whole which may affect consumer confidence and consumer demand for the types of goods sold by the Company; the ability of the Company to retain and compensate key executives and associates; potential adverse publicity; and real estate costs, including the substantial fixed investment costs associated with disposing of Company stores.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Finished Monthly Operating Report for period ended January 27, 2002.

99.2	Complete Monthly Operating Report for period ended February 24, 2002.

SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE MERCHANDISE COMPANY, INC.

Date: March 25, 2002	By:	/s/ C. Steven Moore

C. Steven Moore Senior Vice President, Chief Administrative Officer, Secretary and General Counsel

EXHIBIT INDEX

No.	Exhibit

99.1	Partial Monthly Operating Report for the period ended January 27, 2002.

99.2	Partial Monthly Operating Report for the period ended February 24, 2002.